Laudus Trust
Schwab Select Large Cap Growth Fund

Portfolio Holdings as of June 30, 2022 (Unaudited)
The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 98.5% OF NET ASSETS

Automobiles & Components 2.2%
Tesla, Inc. *	69,768	46,983,167

Capital Goods 2.2%
TransDigm Group, Inc. *	86,834	46,601,203

Consumer Durables & Apparel 4.9%
LVMH Moet Hennessy Louis Vuitton SE ADR	483,293	59,068,070
NIKE, Inc., Class B	448,905	45,878,091
		104,946,161

Consumer Services 3.3%
Chipotle Mexican Grill, Inc. *	19,576	25,590,922
Domino’s Pizza, Inc.	42,775	16,669,845
Evolution AB ADR	326,339	29,618,528
		71,879,295

Diversified Financials 4.6%
Blackstone, Inc.	236,881	21,610,654
S&P Global, Inc.	228,370	76,974,392
		98,585,046

Energy 2.4%
EQT Corp.	923,246	31,759,662
Hess Corp.	177,902	18,846,938
		50,606,600

Health Care Equipment & Services 5.1%
Edwards Lifesciences Corp. *	235,463	22,390,177
Humana, Inc.	44,833	20,984,982
Intuitive Surgical, Inc. *	66,092	13,265,325
UnitedHealth Group, Inc.	103,077	52,943,440
		109,583,924

Household & Personal Products 0.7%
Olaplex Holdings, Inc. *	1,006,938	14,187,756

Materials 3.4%
Ball Corp.	159,232	10,950,385
Linde plc	125,300	36,027,509
The Sherwin-Williams Co.	118,442	26,520,348
		73,498,242

SECURITY	NUMBER OF SHARES	VALUE ($)
Media & Entertainment 9.0%
Alphabet, Inc., Class A *	59,618	129,923,123
Match Group, Inc. *	725,587	50,566,158
Meta Platforms, Inc., Class A *	72,525	11,694,656
		192,183,937

Pharmaceuticals, Biotechnology & Life Sciences 11.8%
AstraZeneca plc ADR	650,889	43,004,236
Danaher Corp.	216,883	54,984,178
Eli Lilly & Co.	84,607	27,432,128
Lonza Group AG ADR	507,405	27,090,353
Thermo Fisher Scientific, Inc.	104,505	56,775,477
Zoetis, Inc.	250,516	43,061,195
		252,347,567

Real Estate 1.3%
Prologis, Inc.	235,820	27,744,223

Retailing 7.5%
Amazon.com, Inc. *	1,521,439	161,592,036

Semiconductors & Semiconductor Equipment 7.0%
ASML Holding N.V. NY Registry Shares	122,526	58,307,673
Marvell Technology, Inc.	1,028,873	44,786,842
NVIDIA Corp.	316,665	48,003,247
		151,097,762

Software & Services 29.7%
Adobe, Inc. *	58,143	21,283,826
Bill.com Holdings, Inc. *	115,549	12,703,457
Cadence Design Systems, Inc. *	145,121	21,772,504
Intuit, Inc.	248,957	95,957,986
Mastercard, Inc., Class A	162,558	51,283,798
Microsoft Corp.	999,720	256,758,088
MongoDB, Inc. *	44,122	11,449,659
ServiceNow, Inc. *	142,044	67,544,763
Visa, Inc., Class A	498,453	98,140,411
		636,894,492

Technology Hardware & Equipment 3.4%
Apple Inc.	399,643	54,639,191
Zebra Technologies Corp., Class A *	61,910	18,198,444
		72,837,635
Total Common Stocks (Cost $1,597,799,628)		2,111,569,046

Schwab Select Large Cap Growth Fund
Portfolio Holdings (Unaudited) continued

SECURITY	NUMBEROF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 1.3% OF NET ASSETS

Money Market Funds 1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.43% (a)	26,592,902	26,592,902
Total Short-Term Investments (Cost $26,592,902)		26,592,902
Total Investments in Securities (Cost $1,624,392,530)		2,138,161,948

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of June 30, 2022:
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$2,111,569,046	$—	$—	$2,111,569,046
Short-Term Investments[1]	26,592,902	—	—	26,592,902
Total	$2,138,161,948	$—	$—	$2,138,161,948

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Select Large Cap Growth Fund
Notes to Portfolio Holdings (Unaudited)

Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•  Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•  Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the Net Asset Value (NAV) of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•  Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and mutual funds. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Schwab Select Large Cap Growth Fund
Notes to Portfolio Holdings (Unaudited) (continued)

•  Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
REG60662JUN22
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